UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2026
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Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 14, 2026, Cable One, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon by the stockholders of the Company at the Annual Meeting as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2026, and the final voting results for each matter.
Proposal No. 1: Election of Directors
At the Annual Meeting, the Company’s stockholders voted upon the election of eight director nominees, each to hold office until the 2027 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The number of votes cast for and against each nominee, as well as the number of abstentions and broker non-votes, were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
P. Robert Bartolo	4,574,847	14,896	40,726	266,817
Brad D. Brian	4,551,634	38,054	40,781	266,817
James A. Holanda	4,575,246	14,497	40,726	266,817
Deborah J. Kissire	4,553,353	36,378	40,738	266,817
Mary E. Meduski	4,409,549	180,195	40,725	266,817
Sherrese M. Smith	4,559,397	29,563	41,509	266,817
Wallace R. Weitz	4,535,137	51,689	43,643	266,817
Katharine B. Weymouth	4,436,904	152,846	40,719	266,817
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

For	Against	Abstain	Broker Non-Votes
4,883,362	13,086	838	—
Proposal No. 3: Advisory Vote to Approve Compensation of Named Executive Officers for 2025
The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for 2025. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

For	Against	Abstain	Broker Non-Votes
4,189,700	439,644	1,125	266,817
Proposal No. 4: Approval of the Cable One, Inc. 2026 Omnibus Incentive Compensation Plan
The Company’s stockholders approved the Cable One, Inc. 2026 Omnibus Incentive Compensation Plan. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

For	Against	Abstain	Broker Non-Votes
4,046,621	582,755	1,093	266,817

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Christopher J. Arntzen
	Name:	Christopher J. Arntzen
	Title:	Senior Vice President, General Counsel and Secretary

Date: May 14, 2026